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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 2005

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-16002                95-3768341
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

     5880 Oberlin Drive, San Diego,
              California                                            92121
(Address of principal executive offices)                          (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

     On September 21, 2005, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into Amendment Number Four ("Amendment No. 4") to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement") by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo"), as amended by that certain Amendment Number One dated October 8, 2004 ("Amendment No. 1"), that certain Amendment Number Two dated February 28, 2005 ("Amendment No. 2") and that certain Amendment Number Three dated May 12, 2005 ("Amendment No. 3"). Amendment No. 4 amends the Loan and Security Agreement to (a) increase to two the number of collateral audits for which the Company Borrowers must reimburse Wells Fargo so long as no Event of Default (as defined) has occurred and is continuing, and provide Wells Fargo with the right to have the Inventory (as defined) reappraised up to once a year or at any time following an unsatisfactory appraisal or an Event of Default which is continuing; (b) define the Company's minimum EBITDA requirement to be ($5.1 million) for the 6-month period ending September 30, 2005, $10.8 million for the 9-month period ending December 31, 2005, and $7.3 million for the 12-month period ending March 31, 2006; (c) expand the definition of Event of Default to include the announcement in connection with any restatement or re-audit of the financial statements for the seven year period ending March 31, 2003 of revised or restated aggregate net income for that period that reflects a reduction from the previously reported aggregate net income for the period by an amount that is greater than 130% of the expected aggregate reduction of net income for the period as disclosed in writing to Wells Fargo prior to the Closing Date (as defined); (d) provide Wells Fargo with the right to create a security interest in, or pledge all or any portion of its rights and interest under the Loan Agreement to an Eligible Transferee (as defined); (e) waive the EBITDA Default that occurred for the period ended June 30, 2005; and (f) extend the deadline to deliver certain audited consolidated financial statements for the fiscal year ended March 31, 2004 to October 31, 2005 and for the fiscal year ended March 31, 2005 to February 28, 2006.

     A copy of Amendment No. 4 is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. A copy of Amendment No. 3 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2005, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

          10.1 Amendment No. 4 to Loan and Security Agreement. Schedules and exhibits to this Amendment No. 4 have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 23, 2005                Advanced Marketing Services, Inc.


                                                    /S/ Curtis R. Smith
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                                                       Curtis R. Smith
                                                 Executive Vice President and
                                                    Chief Financial Officer



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